Date and Time: February 10, 2006 06:13 PM Pacific Time

Ministry of Finance	Mailing Address:	Location:
Corporate and Personal	PO BOX 9431 Stn Prov Govt.	2nd Floor - 940 Blanshard St.
Property Registries	Victoria BC V8W 9V3	Victoria BC
www.corporateonline.gov.bc.ca		250 356-8626

Notice of Articles

BUSINESS CORPORATIONS ACT

This Notice of Articles was issued by the Registrar on: February 10, 2006 06:11 PM Pacific Time Incorporation Number: BC0408702 Recognition Date: Incorporated on July 4, 1991

NOTICE OF ARTICLES

Name of Company:
FARALLON RESOURCES LTD.

REGISTERED OFFICE INFORMATION

Mailing Address:	Delivery Address:
1500 ROYAL CENTRE	1500 ROYAL CENTRE
1055 WEST GEORGIA ST	1055 WEST GEORGIA ST
P O BOX 11117	P O BOX 11117
VANCOUVER BC V6E 4N7	VANCOUVER BC V6E 4N7
CANADA	CANADA

RECORDS OFFICE INFORMATION

Mailing Address:	Delivery Address:
1500 ROYAL CENTRE	1500 ROYAL CENTRE
1055 WEST GEORGIA ST	1055 WEST GEORGIA ST
P O BOX 11117	P O BOX 11117
VANCOUVER BC V6E 4N7	VANCOUVER BC V6E 4N7
CANADA	CANADA

BC0408702 Page: 1 of  3

DIRECTOR INFORMATION

Last Name, First Name, Middle Name:
THIESSEN, RONALD W. (formerly THIESSEN, RONALD W.)
Mailing Address:	Delivery Address:
1020 - 800 WEST PENDER STREET	1020 - 800 WEST PENDER STREET
VANCOUVER BC V6C 2V6	VANCOUVER BC V6C 2V6
CANADA	CANADA

Last Name, First Name, Middle Name:
COUSENS, SCOTT D. (formerly COUSENS, SCOTT D.)
Mailing Address:	Delivery Address:
1020 - 800 WEST PENDER STREET	1020 - 800 WEST PENDER STREET
VANCOUVER BC V6C 2V6	VANCOUVER BC V6C 2V6
CANADA	CANADA

Last Name, First Name, Middle Name:
COPELAND, DAVID J. (formerly COPELAND, DAVID J.)
Mailing Address:	Delivery Address:
1020 - 800 WEST PENDER STREET	1020 - 800 WEST PENDER STREET
VANCOUVER BC V6C 2V6	VANCOUVER BC V6C 2V6
CANADA	CANADA

Last Name, First Name, Middle Name:
WHITTINGTON, J. RICHARD H.
Mailing Address:	Delivery Address:
1020 - 800 WEST PENDER STREET	1020 - 800 WEST PENDER STREET
VANCOUVER BC V6C 2V6	VANCOUVER BC V6C 2V6
CANADA	CANADA

Last Name, First Name, Middle Name:
COUGHLAN, T. BARRY (formerly COUGHLAN, T. BARRY)
Mailing Address:	Delivery Address:
1020 - 800 WEST PENDER STREET	1020 - 800 WEST PENDER STREET
VANCOUVER BC V6C 2V6	VANCOUVER BC V6C 2V6
CANADA	CANADA

Last Name, First Name, Middle Name:
DICKINSON, ROBERT A. (formerly DICKINSON, ROBERT A.)
Mailing Address:	Delivery Address:
1020 - 800 WEST PENDER ST	1020 - 800 WEST PENDER ST
VANCOUVER BC V6C 2V6	VANCOUVER BC V6C 2V6
CANADA	CANADA

BC0408702 Page: 2 of  3

Last Name, First Name, Middle Name:
MASON, JEFFREY R. (formerly MASON, JEFFREY R.)
Mailing Address:	Delivery Address:
1020 - 800 WEST PENDER ST.	1020 - 800 WEST PENDER ST.
VANCOUVER BC V6C 2V6	VANCOUVER BC V6C 2V6
CANADA	CANADA

RESOLUTION DATES:
Date(s) of Resolution(s) or Court Order(s) attaching or altering Special Rights and Restrictions attached to a class or a series of shares:
December 15, 2005

AUTHORIZED SHARE STRUCTURE
1.	No Maximum	Common Shares	Without Par Value

Without Special Rights or
Restrictions attached

2.	No Maximum	Preferred Shares	Without Par Value

With Special Rights or
Restrictions attached

BC0408702 Page: 3 of 3